TCAP1 P-1
TCAP2 P-1

                          SUPPLEMENT DATED MAY 9, 2005
                             TO THE PROSPECTUSES OF
                       TEMPLETON CAPITAL ACCUMULATOR FUND,
                   TEMPLETON CAPITAL ACCUMULATION PLANS I, AND
                     TEMPLETON CAPITAL ACCUMULATION PLANS II
                              dated January 1, 2005

At a Special Meeting of Shareholders of Templeton Capital Accumulator Fund (the "Fund") held on May 5, 2005, Shareholders approved an Agreement and Plan of Reorganization between the Fund and Templeton Growth Fund, Inc. ("Templeton Growth Fund"), that provides for the acquisition of substantially all of the assets of the Fund by Templeton Growth Fund in exchange solely for Class A shares of Templeton Growth Fund, the distribution of these shares to the Fund's shareholders, and the complete liquidation and dissolution of the Fund.

The transaction, which is expected to be a tax-free reorganization, is anticipated to become effective on or about May 20, 2005 (the "Closing Date"), or such later date as may be determined by the Fund and Templeton Growth Fund. As set forth in the Agreement and Plan of Reorganization, shareholders will receive Class A shares of Templeton Growth Fund having the same aggregate net asset value as their shares of the Fund. The exchange of shares will be based on each fund's relative net asset value per share as of the close of business on the Closing Date.

IMPACT ON TCAP I: Templeton Capital Accumulation Plans I ("TCAP I") will be immediately terminated on the Closing Date and planholders will receive Templeton Growth Fund Class A shares. As shareholders of Templeton Growth Fund, previous planholders of TCAP I will be entitled to make additional purchases of Templeton Growth Fund at NAV, without paying a sales charge, in an amount equal to 360 payments of the monthly contractual amount under their TCAP I Plan at the Transaction date, less contributions previously made under the TCAP I Plan. The right to make additional purchases at NAV is applicable only to Templeton Growth Fund Class A shares, and will not be available to purchases of any other Franklin Templeton fund.

IMPACT ON TCAP II: Planholders of Templeton Capital Accumulation Plans II ("TCAP II") may continue to make contribution to their TCAP II Plans until April 29, 2006. The TCAP II Plans will invest all contributions in Templeton Growth Fund Class A shares. After April 29, 2006, the TCAP II Plans will be terminated and planholders will receive the Templeton Growth Fund Class A shares previously held by their TCAP II Plans. Thereafter, planholders will be entitled to make additional purchases of Templeton Growth Fund Class A shares at NAV, without paying a sales charge, in an amount equal to 360 payments of the monthly contractual amount under their TCAP II Plan at the Transaction date, less contributions previously made under the TCAP II Plan. The right to make additional purchases at NAV is applicable only to Templeton Growth Fund Class A shares, and will not be available to purchases of any other Franklin Templeton fund.

                Please keep this supplement for future reference.